Exhibit 26(h)(xvi)
Amendment to Participtaion Agreement

Amendment No. 10
to the
Fund Participation Agreement (the "Agreement")
dated as of January 28, 2005
Among
Transamerica Life Insurance Company,
American Funds Insurance Series and
Capital Research and Management Company

THIS AMENDMENT is entered into as of this 1st day of May, 2016 among Transamerica Life Insurance Company (the "Company"), on behalf of itself and certain of its separate accounts); AMERICAN FUNDS INSURANCE SERIES ("Series"); and CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC").  Capitalized terms used herein and no otherwise defined shall be given the definition ascribed such term in the Agreement.

WHEREAS, the parties desire to further amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1.	Attachment A is deleted in its entirety and replaced with the attached Attachment A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.  Unless otherwise specified, all defined terms shall have the same meaning given to them in the Agreement.

Effective Date:  May 1, 2016

TRANSAMERICA LIFE INSURANCE COMPANY on behalf of itself and each Account By: _/s/ John Mallett _______________ Name: John Mallett Title: Vice President Date: _____________________________	CAPITAL RESEARCH AND MANAGEMENT COMPANY By: _/s/ Walter R. Burkley___________ Name: Walter R. Burkley Title: Sr. Vice President and Sr. Counsel Date: _3-17-16______________________
AMERICAN FUNDS INSURANCE SERIES By: _/s/ Steven I. Koszalka __________ Name: Steven I. Koszalka Title: Secretary Date: _3-17-16______________________
ATTACHMENT A
Revised May 1, 2016

SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS

Name of Separate Account and Date Established by the Board of Directors	Contracts	Portfolios
PFL Corporate Account One Est. August 10, 1998	Advantage V Variable Universal Life Policy Advantage VI Variable Universal Life Policy
• Asset Allocation Fund – Class 2 Shares
• Blue Chip Income and Growth Fund – Class 2 Shares
• Bond Fund – Class 2 Shares
• Global Growth Fund – Class 2 Shares
• Global Growth & Income Fund – Class 2 Shares
• Global Small Capitalization Fund  - Class 2 Shares
• Growth Fund – Class 2 Shares
• Growth-Income Fund – Class 2 Shares
• High-Income Bond Fund – Class 2 Shares
• International Fund – Class 2 Shares
• New World Fund – Class 2 Shares
• Ultra-Short-Term Bond Fund – Class 2 Shares
• U.S. Government/AAA-Rated Securities Fund – Class 2 Shares

Transamerica Corporate Separate Account Sixteen June 16, 2003	Advantage X Variable Universal Life Policy
• Asset Allocation Fund – Class 2 Shares
• Blue Chip Income and Growth Fund – Class 2 Shares
• Bond Fund – Class 2 Shares
• Global Growth Fund – Class 2 Shares
• Global Growth & Income Fund – Class 2 Shares
• Global Small Capitalization Fund – Class 2 Shares
• Growth Fund – Class 2 Shares
• Growth-Income Fund – Class 2 Shares
• High-Income Bond Fund – Class 2 Shares
• International Fund – Class 2 Shares
• New World Fund – Class 2 Shares
• Ultra-Short-Term Bond Fund – Class 2 Shares
• U.S. Government/AAA-Rated Securities Fund – Class 2 Shares

Separate Account VA-1 December 4, 1986	Prime Investor Variable Annuity
• Growth Fund – Class 1 Shares
• Growth-Income Fund – Class 1 Shares
• High-Income Bond Fund – Class 1 Shares
• Ultra-Short-Term Bond Fund – Class 1 Shares
• U.S. Government/AAA-Rated Securities Fund – Class 1 Shares

Separate Account VA B January 19, 1990
Transamerica Variable Annuity Series
Transamerica Variable Annuity O-Share
Partners Variable Annuity Series
Transamerica AxiomSM II
Transamerica Advisor EliteSM II
Transamerica AxiomSM Variable Annuity
Transamerica FreedomSM Variable Annuity
Transamerica LandmarkSM Variable Annuity
Transamerica LibertySM Variable Annuity
Transamerica ExtraSM Variable Annuity
Transamerica Advisor EliteSM Variable Annuity

MEMBERS® Variable Annuity Series
MEMBERS® FreedomSM Variable Annuity
MEMBERS® LandmarkSM Variable Annuity
MEMBERS® LibertySM Variable Annuity
MEMBERS® ExtraSM Variable Annuity

• Asset Allocation Fund – Class 2 Shares
• Bond Fund – Class 2 Shares
• Growth Fund – Class 2 Shares
• Growth-Income Fund – Class 2 Shares
• International Fund – Class 2 Shares

• Asset Allocation Fund – Class 2 Shares
• Bond Fund – Class 2 Shares
• Growth Fund – Class 2 Shares
• Growth-Income Fund – Class 2 Shares

Transamerica Separate Account R3 November 23, 2009	Advantage R3 Variable Adjustable Life Insurance Policy
• Asset Allocation Fund – Class 2 Shares
• Blue Chip Income and Growth Fund – Class 2 Shares
• Bond Fund – Class 2 Shares
• Global Growth Fund – Class 2 Shares
• Global Growth & Income Fund – Class 2 Shares
• Global Small Capitalization Fund – Class 2 Shares
• Growth Fund – Class 2 Shares
• Growth-Income Fund – Class 2 Shares
• High-Income Bond Fund – Class 2 Shares
• International Fund – Class 2 Shares
• New World Fund – Class 2 Shares
• Ultra-Short-Term Bond Fund – Class 2 Shares
• U.S. Government/AAA-Rated Securities Fund – Class 2 Shares

Separate Account VUL-3 November 30, 1999	Transamerica Journey	• Growth Fund – Class 2 Shares • Growth-Income Fund – Class 2 Shares • International Fund – Class 2 Shares